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                                                                 EXHIBIT 99.q(i)



HARTFORD ADVISERS HLS FUND, INC., HARTFORD BOND HLS FUND, INC., HARTFORD CAPITAL APPRECIATION HLS FUND, INC., HARTFORD DIVIDEND AND GROWTH HLS FUND, INC., HARTFORD GLOBAL ADVISERS HLS FUND, INC., HARTFORD INDEX HLS FUND, INC., HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC., HARTFORD MIDCAP HLS FUND, INC., HARTFORD MORTGAGE SECURITIES HLS FUND, INC., HARTFORD SERIES FUND, INC., HARTFORD SMALL COMPANY HLS FUND, INC., HARTFORD STOCK HLS FUND, INC., HARTFORD MONEY MARKET HLS FUND, INC., THE HARTFORD MUTUAL FUNDS, INC., HARTFORD HLS SERIES FUND II, INC., THE HARTFORD MUTUAL FUNDS II, INC. AND THE HARTFORD INCOME SHARES FUND, INC.

                                POWER OF ATTORNEY

               Winifred E. Coleman             Phillip O. Peterson
               Tamara L. Fagely                Millard H. Pryor, Jr.
               Robert M. Gavin, Jr.            Lowndes A. Smith
               Duane E. Hill                   John K. Springer
               George R. Jay                   David M. Znamierowski
               Thomas M. Marra


do hereby jointly and severally authorize Kevin J. Carr, Daniel E. Burton or Katherine Vines Trumbull, to sign as their agent any Securities Act of 1933 and/or Investment Company Act of 1940 Registration Statement, pre-effective amendment or post-effective amendment and any Application for Exemption Relief or other filings with the Securities and Exchange Commission relating to each of the above-referenced investment companies.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.


/s/ Winifred E. Coleman                             Dated  August 1, 2002
--------------------------------                          ----------------------
Winifred E. Coleman


/s/ Tamara L. Fagely                                Dated  August 1, 2002
--------------------------------                          ----------------------
Tamara L. Fagely


/s/ Robert M. Gavin, Jr.                            Dated  August 1, 2002
--------------------------------                          ----------------------
Robert M. Gavin, Jr.


/s/ Duane E. Hill                                   Dated  August 1, 2002
--------------------------------                          ----------------------
Duane E. Hill
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/s/ George R. Jay                                   Dated  August 1, 2002
--------------------------------                          ----------------------
George R. Jay


/s/ Thomas M. Marra                                 Dated  August 1, 2002
--------------------------------                          ----------------------
Thomas M. Marra


/s/ Phillip O. Peterson                             Dated  August 1, 2002
--------------------------------                          ----------------------
Phillip O. Peterson


/s/ Millard H. Pryor, Jr.                           Dated  August 1, 2002
--------------------------------                          ----------------------
Millard H. Pryor, Jr.


/s/ Lowndes A. Smith                                Dated  August 1, 2002
--------------------------------                          ----------------------
Lowndes A. Smith


/s/ John K. Springer                                Dated  August 1, 2002
--------------------------------                          ----------------------
John K. Springer


/s/ David M. Znamierowski                           Dated  August 1, 2002
--------------------------------                          ----------------------
David M. Znamierowski